NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Mid Cap Value Fund

     Supplement dated September 5, 2008 to the
Prospectus dated March 24, 2008 (as revised May 1, 2008)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective August 29, 2008, Kevin Toney has replaced Scott A. Moore as a portfolio manager to the portion of the Fund managed by American Century Investment Management, Inc. Biographical information about Mr. Moore on page 6 of the prospectus is hereby deleted and replaced with following:

Kevin Toney, CFA, is Vice President and Portfolio Manager of American Century, and co-manager of the portfolio management team that subadvises the Fund. Mr. Toney has been with American Century since 1999. He holds a bachelor’s degree in commerce from University of Virginia and a master’s degree in business administration from the Wharton School at the University of Pennsylvania.

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